UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 21, 2015

TECUMSEH PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

Michigan	001-36417	38-1093240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5683 Hines Drive

Ann Arbor, Michigan 48108

(Address of principal executive offices, including zip code)

(734)-585-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed, on August 5, 2015, Tecumseh Products Company, a Michigan corporation (the “Company”), MA Industrial JV LLC, a Delaware limited liability company (“Parent”), and MA Industrial Sub Inc., a Michigan corporation and wholly-owned subsidiary of Parent (“Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Sub commenced a cash tender offer to purchase all of the issued and outstanding common shares of the Company, no par value (the “Shares”), at a purchase price of $5.00 per Share (the “Offer Price”), net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 21, 2015 (as amended, the “Offer to Purchase”), and in the related Letter of Transmittal (the “Letter of Transmittal,” which together with the Offer to Purchase and other related materials, as each may be amended or supplemented from time to time in accordance with the Merger Agreement, constitute the “Offer”).

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Offer expired as scheduled at midnight, New York City time, at the end of the day on September 18, 2015 (the “Expiration Time”). According to Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), 16,399,431 Shares were validly tendered and not withdrawn in accordance with the terms of the Offer, representing approximately 88.34% of the Shares outstanding on a fully diluted basis at such time. Additionally, according to the Depositary, 479,760 Shares were tendered by notice of guaranteed delivery, together with all other Shares validly tendered and not withdrawn in accordance with the terms of the Offer, representing approximately 90.93% of the Shares outstanding on a fully diluted basis at such time. All Shares that were validly tendered and not withdrawn in accordance with the terms of the Offer have been accepted for payment by Sub.

Because Sub owned more than 90% of the outstanding Shares, subsequent to the completion of the Offer, pursuant to the Merger Agreement, on September 21, 2015, Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent, pursuant to the terms of the Merger Agreement and without a meeting of shareholders of the Company in accordance with Section 711 of Act 284, Public Acts of 1972 (the “MBCA”). At the effective time of the Merger (the “Effective Time”), each Share that was outstanding immediately prior to the Effective Time (other than Shares owned by the Company or its wholly owned subsidiaries or Parent or any of its subsidiaries) was cancelled and converted into the right to receive cash in an amount equal to the Offer Price, without interest.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, dated August 5, 2015, which is incorporated by reference herein.

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On September 21, 2015, as a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated herein by reference, the Company requested that the NASDAQ Global Market (“NASDAQ”) remove the Shares from listing on NASDAQ as of the close of market on September 21, 2015. Accordingly, on September 21, 2015, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. Upon the filing of the Form 25, the Shares were delisted from NASDAQ. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and terminating and suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act, respectively.

Item 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As a result of the consummation of the Merger, at the Effective Time, each Share that was outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer (other than Shares owned by the Company or Parent or their respective wholly owned subsidiaries) was cancelled and extinguished and automatically converted into the right to receive the Offer Price, without interest and less any applicable withholding taxes. At the Effective Time, the holders of such Shares ceased to have any rights as shareholders of the Company (other than their right to receive an amount of cash equal to the Offer Price, without interest and less any applicable withholding taxes).

The information disclosed under Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	CHANGES IN CONTROL OF REGISTRANT

As a result of Sub’s acceptance for payment of all Shares that were validly tendered and not withdrawn in accordance with the terms of the Offer, a change in control of the Company occurred. Upon the Effective Time, the Company became a wholly-owned subsidiary of Parent. The information disclosed under Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Effective Time, each director of the Company (other than Harold M. Karp) immediately prior to the Effective Time resigned from and ceased serving as a director of the Board of Directors of the Company (the “Board”) and any and all committees thereof. Each director resigned in accordance with the terms of the Merger Agreement and in connection with the consummation of the transactions contemplated thereby, and no director resigned because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

At the Effective Time, Timothy J. Fazio, Gregory L. Christopher, Andrew M. Bursky, Jeffrey M. Martin and Harold M. Karp, the directors of Sub immediately prior to the Effective Time, were appointed to serve as directors on the Board. The information required by Item 5.02 of Form 8-K regarding the new directors has been previously disclosed in the Information Statement attached as Annex III to the Company’s Amendment No. 1 to Schedule 14D-9, filed with the SEC on September 4, 2015 and incorporated by reference herein.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Pursuant to the Merger Agreement, at the Effective Time, the articles of incorporation of the Company were amended and restated (the “Amended Articles of Incorporation”) and the bylaws of the Company were amended and restated (the “Amended Bylaws”).

The Amended Articles of Incorporation and the Amended Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated by reference herein.

Item 8.01	OTHER EVENTS

On September 21, 2015, Parent issued a press release announcing the expiration and results of the Offer. A copy of this joint press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	EXHIBITS

(d) The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Tecumseh Products Company, effective as of September 21, 2015.

3.2	Bylaws of Tecumseh Products Company, effective as of September 21, 2015.

20.1	Information Statement attached as Annex III to Amendment No. 1 to Schedule 14D-9 filed by Tecumseh Products Company (incorporated by reference as filed with the Securities and Exchange Commission on September 4, 2015).

99.1	Press Release issued by MA Industrial JV LLC, on September 21, 2015 (incorporated by reference to Exhibit (a)(5)(A) to Schedule TO of MA Industrial Sub Inc. and MA Industrial JV LLC filed with the Securities and Exchange Commission on August 21, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY

By:	/s/ Janice E. Stipp
Name: Janice E. Stipp
Title: Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Dated: September 21, 2015

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Tecumseh Products Company, effective as of September 21, 2015.

3.2	Bylaws of Tecumseh Products Company, effective as of September 21, 2015.

20.1	Information Statement attached as Annex III to Amendment No. 1 to Schedule 14D-9 filed by Tecumseh Products Company (incorporated by reference as filed with the Securities and Exchange Commission on September 4, 2015).

99.1	Press Release issued by MA Industrial JV LLC, on September 21, 2015 (incorporated by reference to Exhibit (a)(5)(A) to Schedule TO of MA Industrial Sub Inc. and MA Industrial JV LLC filed with the Securities and Exchange Commission on August 21, 2015).